UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2019

Item 1. Reports to Stockholders.

BRAMSHILL INCOME

PERFORMANCE FUND

INSTITUTIONAL CLASS (BRMSX)

ANNUAL REPORT TO SHAREHOLDERS

MARCH 31, 2019

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Bramshill Income Performance Fund will send a notice, either by mail or e-mail, each time an updated report is available on the Fund’s website (www.bramshillfunds.com). Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge. Contact your financial intermediary to make this election, or direct investors can call 1-877-BRAMS18.

BRAMSHILL INCOME PERFORMANCE FUND
INVESTOR ANNUAL LETTER

As we complete the third year of performance for the Bramshill Income Performance Fund (BRMSX), the Bramshill Investment team is encouraged by its ability to tactically employ its fixed income strategy in another volatile year of investing. Below, Bramshill has provided a synopsis of the investment landscape for U.S. fixed income during the past four quarters.

During the first nine months of 2018, interest rate risk was an imminent threat to fixed income prices. Although there was debate about the rate of growth in the U.S., GDP consistently demonstrated 3-4% growth during 2018. Due to this growth and a tightening labor market, the U.S. Federal Reserve was in the midst of consistent quarterly 25bp increases to the Federal Funds rate. Fiscal stimulus in the form of tax cuts passed in late 2017 led to record deficit spending and U.S. Treasury issuance during 2018. The Fed also was tapering its purchases of U.S. Treasury and mortgage-backed securities at the rate of approximately $50 billion per month. Our investment team was constructive on the macro environment, believing in a continued moderate U.S. economic expansion, and a healthy corporate earnings environment. The U.S. economy had low unemployment figures with improved labor participation. Consumer spending levels were consistent with expansionary environments. There were increasing corporate capex figures and inflation levels building from light comparable readings of 2017. Our view was that this should result in a gradual move higher in U.S. interest rates across the yield curve in 2018. We positioned BRMSX to be insulated from this rising rate environment by significantly shortening duration and employing securities which should be insulated from such rising rates.

During 2Q18, the 30 year U.S. Treasury yield rose to 3.25%, a key multi-year resistance level. If interest rates were to have pushed higher through the 3.25% yield level we would have most likely been entering a bear market in treasuries. The market bounced off this level numerous times before moving back toward the 3% area on the long bond keeping the technicals intact. Rising interest rates were an impediment to returns for the first nine months of 2018 and in some ways led to the selloff in risk assets which took place in 4Q18. The selloff in the markets experienced in 4Q18 presented a prime opportunity for the Bramshill investment team to exercise its tactical nature. BRMSX performed well in 2018 returning 0.68% while the Bloomberg Barclays U.S. Aggregate Index returned 0.01% in the same period.

As of March 31, 2019, the 1-year and since inception (4/11/2016) returns for the Fund were 6.24% and 3.33%, respectively, and the 1-year and since inception returns for the Bloomberg Barclays U.S. Aggregate Index were 4.48% and 1.92%, respectively. The gross expense ratio for Fund for the year ended March 31, 2019 was 1.47%.

Past performance may not be indicative of future results and there can be no assurance that the Fund will achieve returns comparable to those which it has historically. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance as of the most recent quarter- and month-end may be lower or higher than the performance quoted and can be obtained by visiting our website at www.bramshillfunds.com.

4Q18 was highlighted by record volatility in most risk markets. The Bramshill Income Performance Fund was conservatively positioned at this time with high liquidity and heavy allocations (approximately 25%) to cash and short term U.S. Treasuries. This fortuitous positioning allowed us, first, to miss most of the drawdown in the credit markets and, second, to opportunistically allocate significant capital in December 2018 to credit sensitive asset classes and securities which had suffered historic price depreciation. The Bramshill investment team has demonstrated this ability many times in its history. Prices and yields on many securities were in freefall and represented significant opportunities that we have not seen in many years. In our investment process, we always maintain a bullpen of securities, on which we have prepared our credit analysis. We place price targets on these securities, and often times, they never find a place in our portfolio because they do not reach our price targets. In December 2018, many of these securities reached our price targets. We allocated significant risk capital to such names in our bullpen, which had substantial “margins of safety” at our entry points. Such market conditions and tactical deployment, set up for extremely favorable conditions for our portfolio to perform. This has resulted in a strong start to 2019 with the Fund up approximately 5.17% in 1Q19 (the Bloomberg Barclays U.S. Aggregate Index returned 2.94% in the same period). Below is a summary of positioning within each sub-asset class within the Fund.

411 Hackensack Ave, 9th Floor  ▪  Hackensack, NJ 07601  ▪  (201) 708-8150  ▪  www.bramshillinvestments.com

PREFERRED DEBT

The preferred market was the U.S. fixed income sector where we saw the best relative value for investing for most of 2018 and remains our largest exposure. One of the attributes that we like about the preferred market is the variation of security structures that exist. Our favorite structure in 2018 was high coupon, short call (inside 2yr) fixed-to-float preferreds. These offered 4%+ yields during the non-call period and carried floating resets of L+350-400 if not called. With 3M LIBOR now over 2% for most of 2018, these structures reset materially higher into attractive floating rate coupons, which were well positioned to outperform in a higher rate environment. This allocation represented approximately 40% of our portfolio for much of 2018 and on any market back up we added to this exposure. Given our negative view on duration risk, we avoided longer dated fixed for life perpetual preferred securities. In first nine months of 2018, we saw many perpetual preferreds lose 4% to 12% in principal. Avoiding these types of securities was a good strategy in this period of time. We increased our allocation to this sector in 4Q18 because we did not believe the credit quality of most of the issuers in our portfolio would be significantly affected by a minor slowdown in the U.S. economy.

HIGH YIELD CORPORATE BONDS

For much of 2018, BRMSX had limited exposure to the high yield corporate bond asset class. It was the opinion of the Bramshill investment team, during the first 9 months of 2018 that the yield levels of many high yield corporate credits, as well as the index, represented little total return potential beyond coupon. We believed higher rates would likely be a disruptive catalyst and put significant pressure on the overall high yield market and start an outflow cycle. To a large degree this occurred in 4Q18. As a result of this volatility, BRMSX had limited high yield exposure until December 2018 when there were significant opportunities available in the credit markets. Our allocation to high yield bonds increased slightly in December 2018. However, such exposure remains limited at this time because we believe better risk/reward opportunities existed in other asset classes.

INVESTMENT GRADE CORPORATE BONDS

Solid balance sheets and improved corporate earnings are positives which are tempered by rising interest rates, and equity friendly management moves such as increased share buyback/dividend programs. Although IG corporate bond spreads leaked about 25 basis points on average in the first 9 months of 2018, they were still fair value at best in our view. The substantial growth of the BBB corporate bond market received significant attention in 2018. It was one of the weakest performers because of record issuance, M&A and corporate stock buybacks. Interestingly, BBBs now make up approximately 50% of all investment grade paper. Companies have pushed the leverage pedal to their credit rating limits.

Using rough figures, the BBB corporate market is approximately $2.5 trillion dollars. The remainder of the investment grade market is about $2.5 trillion dollars. The high yield market is approximately $1.25 trillion dollars. The leveraged loan market is approximately $1.25 trillion dollars. If we enter a scenario with either higher interest rates or a softening of credit quality, the BBB corporate market could experience significant outflows and put selling pressure on both high yield and leveraged loans due to the current tight spread compression. For most of 2018, we felt there was better relative value in preferreds which offered higher yields and reduced interest rate correlation.

411 Hackensack Ave, 9th Floor  ▪  Hackensack, NJ 07601  ▪  (201) 708-8150  ▪  www.bramshillinvestments.com

MUNICIPAL BONDS

In our opinion, municipal bonds as an asset class were unattractive for most of 2018. In 2018, municipal yields were at such low levels and are highly correlated to the direction of U.S. Treasury rates. Higher yields, similar credit quality, and less duration risk is available in the preferred market and some select corporate bond structures. That said, in 4Q18, there were a number of municipal closed-end funds (CEFs) which provided favorable risk/reward opportunities. In late 2018, some of these funds experienced a widening discount to their NAV from mid-single digits to the low teens. In 4Q18, the prices of many of these funds did not rally with the recent move lower in U.S. interest rates. The closed end funds that we are referring to generally hold high quality municipals in their portfolio which do not have significant credit risk. Yields on this portfolio are comparable to BBB/Ba rated corporate debt and yet represent higher credit quality. The CEF market can trade differently than the underlying asset class for various reasons such as seasonality, leverage, dividend cuts, etc. In our view, these funds were overly punished by investors who were concerned with front end interest rates moving higher from Federal Reserve policy. Many CEFs in this sector are slightly levered at 1.3x and in rising interest rate environments have been historically negatively impacted. For a reference point, many of these municipal CEFs were trading at discounts last seen during the municipal crisis of late 2010/early 2011 and post the taper tantrum of 2013. The value of these funds was fairly compelling at low teen discounts to NAV, 5% yields, and high credit quality portfolios. When the Fed changed their hawkish language in late 2018, these funds began to perform very well. BRMSX has benefitted from such performance in early 2019.

FORWARD OUTLOOK

Our economic outlook has not changed markedly despite the recent price volatility of financial assets. We continue to find ourselves constructive on growth, although a bit tempered from the 3-4% GDP growth targets of last year. Current consensus growth targets are likely to settle in the 2-2.5% range. The impact of such a slowdown will likely subdue equity returns in 2019. However, moderate growth is likely constructive for U.S. credit. Additionally, because the Fed recently altered the trajectory of its tightening cycle, credit spreads will likely grind tighter until there is a substantial negative catalyst. At this time, we do not foresee many negative catalysts in terms of interest rate risk or credit risk. This makes us optimistic for returns on our portfolio for the remainder of 2019.

411 Hackensack Ave, 9th Floor  ▪  Hackensack, NJ 07601  ▪  (201) 708-8150  ▪  www.bramshillinvestments.com

This commentary is provided by Bramshill Investments, LLC for informational purposes only and is intended for the use of shareholders of the Bramshill Income Performance Fund (the “Fund”).

Mutual fund investing involves risk, including the potential loss of principal. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Closed-End Funds and ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. In addition, the Fund may incur higher expenses than if the Fund did not invest in these types of securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk

“Duration” measures the sensitivity of a fixed-income investment’s price to changes in interest rates.

Basis point or “bp” refers to 1/100th of 1%, or .01%.

“CAPEX” refers to Capital expenditures, commonly known as CapEx, are funds used by a company to acquire, upgrade, and maintain physical assets such as property, buildings, an industrial plant, technology, or equipment.

“LIBOR” refers to a benchmark interest rate at which major global lend to one another in the international interbank market for short-term loans. LIBOR, which stands for London Interbank Offered Rate, serves as a globally accepted key benchmark interest rate that indicates borrowing costs between banks. The rate is calculated and published each day by the Intercontinental Exchange (ICE).

“Spreads” refers to the most common definition, the spread is the gap between the bid and the ask prices of a security or asset, like a stock, bond or commodity. This is known as a bid-ask spread.

“M&A” Mergers and acquisitions (M&A) is a general term that refers to the consolidation of companies or assets through various types of financial transactions. M&A can include a number of different transactions, such as mergers, acquisitions, consolidations, tender offers, purchase of assets and management acquisitions. In all cases, two companies are involved. The term M&A also refers to the department at financial institutions that deals with mergers and acquisitions. The following will review some of the different kinds of financial transactions that occur when companies engage in mergers and acquisitions activity.

“Correlation” refers to the finance and investment industries, is a statistic that measures the degree to which two securities move in relation to each other. Correlations are used in advanced portfolio management, computed as the correlation coefficient, which has a value that must fall between -1.0 and +1.0.

The Bloomberg/Barclays Capital U.S. Aggregate Index is intended to serve as a comparative indicator of the overall performance relative to the U.S. dollar denominated investment grade fixed rate taxable bond market. The index currently includes U.S. Treasuries, government related securities, corporate bonds, agency mortgage-backed pass-throughs, consumer asset-based securities, and commercial mortgage-backed securities.

It is not possible to invest directly in an index. Indexes are not securities in which direct investments can be made and they do not account for the fees and expenses generally associated with investable products.

Bramshill Investments, LLC is the investment adviser to the Fund. The Fund is distributed by Quasar Distributors, LLC.

411 Hackensack Ave, 9th Floor  ▪  Hackensack, NJ 07601  ▪  (201) 708-8150  ▪  www.bramshillinvestments.com

Bramshill Income Performance Fund
PERFORMANCE SUMMARY
March 31, 2019 (Unaudited)

Comparison of a Hypothetical $100,000 Investment in
the Bramshill Income Performance Fund - Institutional Class
and Bloomberg Barclays U.S. Aggregate Bond Index

Investment Returns

For the periods ended March 31, 2019

	One Year	Since Inception**
Bramshill Income Performance Fund Institutional Class *	6.24%	3.33%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	1.92%

* Inception date on April 11, 2016.

** Average annualized returns.

Bramshill Income Performance Fund
EXPENSE EXAMPLE
March 31, 2019 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)

Institutional Class
Actual Fund Return	$1,000.00	$1,028.10	$5.56
Hypothetical 5% Return	1,000.00	1,019.45	5.54

(1)

Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Bramshill Income Performance Fund
ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Investments)
March 31, 2019 (Unaudited)

Bramshill Income Performance Fund SCHEDULE OF INVESTMENTS March 31, 2019

Principal Amount		Value
	CORPORATE BONDS ― 9.0%
	E-COMMERCE ― 0.2%
	Uber Technologies, Inc. (1)
$795,000	8.000%, 11/1/2026	$847,669

	ENERGY ― 1.2%
	Anadarko Petroleum Corp.
8,835,000	4.735%, 10/10/2036 (2)	3,933,576
	Legacy Reserves LP / Legacy Reserves Finance Corp.
2,448,000	6.625%, 12/1/2021	746,640
		4,680,216
	ENTERTAINMENT ― 0.5%
	International Game Technology PLC (1)
1,745,000	6.250%, 2/15/2022	1,821,344

	FINANCE AND INSURANCE ― 1.0%
	Lincoln National Corp.
1,224,000	5.040%, (3 month U.S. LIBOR +2.358%) (3), 5/17/2066	1,054,445
	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (1)
3,454,000	4.875%, 4/15/2045	3,135,657
		4,190,102
	LODGING ― 0.5%
	Wyndham Destinations, Inc.
1,901,000	5.750%, 4/1/2027	1,892,731

	MANUFACTURING ― 4.2%
	Ford Motor Credit Co LLC
6,936,000	5.085%, 1/7/2021	7,064,288
	General Motors Co.
9,396,000	3.501%, (3 month U.S. LIBOR +0.900%) (3), 9/10/2021	9,323,244
	Newell Brands, Inc.
652,000	3.150%, 4/1/2021	648,076
		17,035,608
	TELECOMMUNICATION ― 1.4%
	Vodafone Group PLC
5,690,000	7.000%, (effective 4/4/2029, U.S. Dollar 5 year Swap Rate +4.873%) (4), 4/4/2079	5,784,005

	TOTAL CORPORATE BONDS
	(Cost $37,082,077)	36,251,675

	U.S. GOVERNMENT NOTES ― 22.9%
	United States Treasury Notes
15,884,000	1.625%, 6/30/2019 (5)	15,848,943
76,778,000	1.375%, 12/15/2019	76,214,162
	TOTAL U.S. GOVERNMENT NOTES
	(Cost $92,005,820)	92,063,105

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund SCHEDULE OF INVESTMENTS March 31, 2019 (Continued)

Number of Shares		Value
	COMMON STOCKS ― 2.7%
	OIL & GAS
177,231	Hess Corp.	$10,674,623
	TOTAL COMMON STOCKS
	(Cost $8,703,358)	10,674,623

	CLOSED-END FUNDS ― 14.3%
3,092	BlackRock Corporate High Yield Fund, Inc.	31,724
258,631	BlackRock Municipal Income Trust (6)	3,486,346
298,040	BlackRock MuniHoldings New York Quality Fund, Inc.	3,850,379
619,796	BlackRock MuniVest Fund, Inc.	5,584,362
363,776	BlackRock MuniYield Quality Fund III, Inc.	4,703,623
334,945	Eaton Vance Municipal Bond Fund	4,153,318
497,954	Invesco Municipal Opportunity Trust	5,940,591
356,640	Invesco Municipal Trust	4,297,512
455,716	Invesco Senior Income Trust (6)	1,914,007
241,970	Invesco Trust for Investment Grade Municipals	2,998,008
1,069,561	Nuveen Credit Strategies Income Fund	8,267,707
674,896	Nuveen Quality Municipal Income Fund	9,158,339
609,653	Western Asset High Income Opportunity Fund, Inc.	2,944,624

	TOTAL CLOSED-END FUNDS
	(Cost $56,100,157)	57,330,540

	EXCHANGE TRADED FUNDS ― 4.7%
842,500	Invesco CEF Income Composite ETF (6)	18,665,588
	TOTAL EXCHANGE TRADED FUNDS
	(Cost $17,854,665)	18,665,588

Number of	PREFERRED STOCKS ― 40.5%
Shares/Units	BANKS ― 6.8%

	Citizens Financial Group, Inc. Depositary Shares
3,049	5.500%, (effective 4/6/2020, 3 month U.S. LIBOR +3.960%) (4), 4/6/2020 (7)	3,080,115
	Citizens Financial Group, Inc.
149,413	6.350%, (effective 4/6/2024, 3 month U.S. LIBOR +3.642%) (4), 4/6/2024 (7)	3,922,091
	GMAC Capital Trust I
168,162	8.469%, (3 month U.S. LIBOR +5.785%) (3), 2/15/2040	4,378,938
	Valley National Bancorp
151,588	5.500%, (effective 9/30/2022, 3 month U.S. LIBOR +3.578%) (4), 9/30/2022 (7)	3,780,605
	Wells Fargo & Co. Depositary Shares
12,092	6.381%, (3 month U.S. LIBOR +3.770%) (3), 6/15/2019 (7)	12,182,690
		27,344,439

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund SCHEDULE OF INVESTMENTS March 31, 2019 (Continued)

Number of Shares/Units		Value
	PREFERRED STOCKS (Continued)
	DIVERSIFIED BANKING INSTITUTIONAL ― 7.8%
	Bank of America Corp.
64,804	6.625%, 9/9/2019 (7)	$1,655,742
	Barclays PLC Depositary Shares
	8.000%, (effective 6/15/2024, 5 Year Treasury Note Constant Maturity Rate +5.672%)(4),
7,461	6/15/2024 (7)	7,638,199
	Citigroup, Inc. Depositary Shares
14,807	5.875%, (effective 3/27/2020, 3 month U.S. LIBOR +4.059%) (4), 3/27/2020 (7)	14,960,178
3,688	5.950%, (effective 8/15/2020, 3 month U.S. LIBOR +4.095%) (4), 8/15/2020 (7)	3,725,636
	Citigroup Capital XIII
4,978	9.121%, (3 month U.S. LIBOR +6.370%) (3), 10/30/2040	136,148
	JPMorgan Chase & Co. Depositary Shares
3,008	6.221%, (3 month U.S. LIBOR +3.470%) (3), 4/30/2019 (7)	3,027,477
		31,143,380
	FINANCE - CREDIT CARD ― 2.2%
	American Express Co. Depositary Shares
3,797	5.200%, (effective 11/15/2019, 3 month U.S. LIBOR +3.428%) (4), 11/15/2019 (7)	3,820,731
5,149	4.900%, (effective 3/15/2020, 3 month U.S. LIBOR +3.285%) (4), 3/15/2020 (7)	5,128,533
		8,949,264
	FINANCE - INVESTMENT BANKER/BROKER ― 8.3%
	Goldman Sachs Group, Inc. Depositary Shares
18,184	5.375%, (effective 5/10/2020, 3 month U.S. LIBOR +3.922%) (4), 5/10/2020 (7)	18,346,838
	Morgan Stanley Depositary Shares
2,848	5.450%, (effective 7/15/2019, 3 month U.S. LIBOR +3.610%) (4), 7/15/2019 (7)	2,858,680
11,777	5.550%, (effective 7/15/2020, 3 month U.S. LIBOR +3.810%) (4), 7/15/2020 (7)	11,986,689
		33,192,207
	FINANCE AND INSURANCE ― 3.4%
	AllianzGI Convertible & Income Fund (6)
77,288	5.625%, 9/20/2023 (7)	1,875,007
	MetLife, Inc. Depositary Shares
11,654	5.250%, (effective 6/15/2020, 3 month U.S. LIBOR +3.575%) (4), 6/15/2020 (7)	11,753,583
	PartnerRe Ltd.
3,063	7.250%, 4/29/2021 (7)	82,916
		13,711,506
	INSURANCE ― 1.3%
	Hartford Financial Services Group, Inc. (The)
186,080	7.875%, (effective 4/15/2022, 3 month U.S. LIBOR +5.596%) (4), 4/15/2022	5,282,811

	INVESTMENT COMPANIES ― 3.4%
	Apollo Global Management LLC
65,844	6.375%, 3/15/2022 (7)	1,634,248
	Ares Management Corp.
346,460	7.000%, 6/30/2021 (7)	9,077,252
	Oaktree Capital Group LLC
37,443	6.550%, 9/15/2023 (7)	930,833
	Stifel Financial Corp.
78,765	5.200%, 10/15/2047	1,899,812
		13,542,145

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund SCHEDULE OF INVESTMENTS March 31, 2019 (Continued)

Number of Shares/Units		Value
	PREFERRED STOCKS (Continued)
	PIPELINES ― 3.0%
	Andeavor Logistics LP Depositary Shares
9,755	6.875%, (effective 2/15/2023, 3 month U.S. LIBOR +4.652%) (4), 2/15/2023 (7)	$9,809,482
	Energy Transfer Operating LP
89,639	7.625%, (effective 8/15/2023, 3 month U.S. LIBOR +4.738%) (4), 8/15/2023 (7)	2,285,795
		12,095,277
	REAL ESTATE INVESTMENT TRUST ― 2.7%
	Annaly Capital Management, Inc.
63,874	6.950%, (effective 9/30/2022, 3 month U.S. LIBOR +4.993%) (4), 9/30/2022 (7)	1,635,813
	Digital Realty Trust, Inc.
249,292	7.375%, 4/1/2019 (7)	6,227,314
	Kimco Realty Corp.
110,588	5.250%, 12/20/2022 (7)	2,576,701
	Vornado Realty Trust
24,625	5.250%, 12/13/2022 (7)	577,456
		11,017,284
	UTILITIES ― 1.6%
	Duke Energy Corp. (8)
121,927	5.750%, 6/15/2024 (7)	3,105,481
	Entergy Arkansas LLC
14,499	4.750%, 6/1/2063	366,390
89,846	4.900%, 12/1/2052	2,278,494
	Entergy Louisiana LLC
21,862	4.875%, 9/1/2066	547,206
		6,297,571
	TOTAL PREFERRED STOCKS
	(Cost $161,479,219)	162,575,884

	INVESTMENTS PURCHASED WITH PROCEEDS FROM
	SECURITIES LENDING ― 0.3%
	MONEY MARKET FUNDS ― 0.3%

1,376,450	First American Government Obligations Fund, Class Z, 2.32% (9)	1,376,450
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM
	SECURITIES LENDING
	(Cost $1,376,450)	1,376,450

	TOTAL INVESTMENTS ― 94.4%
	(Cost $374,601,746)	378,937,865
	Other Assets in Excess of Liabilities ― 5.6%	22,628,476
	TOTAL NET ASSETS ― 100.0%	$401,566,341

Percentages are stated as a percent of net assets

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and maybe sold in transactions exempt from registration only to qualified institutional buyers on a public offering registered under the Securities Act of 1933. The security has been deemed liquid by the advisor.
(2)	Zero coupon bond. Rate shown is yield to maturity of the position.
(3)	Variable Rate security. Rates disclosed as of March 31, 2019.
(4)	Fixed to floating rate. Effective date of change and formula disclosed. Rate disclosed is as of period end.
(5)	A portion of this security is pledged as collateral.
(6)	All or a portion of this security is on loan.
(7)	Underlying preferred stock can be called at any dividend payment on or after date disclosed.
(8)	Non Income Producing.
(9)	Seven-day yield as of March 31, 2019.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund SCHEDULE OF INVESTMENTS March 31, 2019 (Continued)

FUTURES CONTRACTS

Description	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Value and Unrealized Depreciation
CME Ultra Long Term U.S. Treasury Bond	(137)	June 2019	$(23,016,000)	$(852,293)
				$(852,293)

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund STATEMENT OF ASSETS AND LIABILITIES March 31, 2019

Assets:
Investments in securities at value (cost $374,601,746)*	$378,937,865
Cash	2,081,145
Deposits with broker for futures contracts	1,360,531
Receivables:
Investment securities sold	20,433,879
Fund shares sold	9,163,534
Dividends and interest	2,495,243
Securities lending income	5,216
Prepaid expenses	15,822
Total assets	414,493,235

Liabilities:
Payables:
Investment securities purchased	8,919,696
Fund shares redeemed	1,238,136
Unrealized depreciation on futures contracts	852,293
Collateral on securities loaned	1,376,450
Distributions to shareholders	133,940
Due to Investment Adviser	266,549
Accrued other expenses and other liabilities	139,830
Total liabilities	12,926,894

Net Assets	$401,566,341

Components of Net Assets:
Paid-in capital	$404,880,856
Total accumulated deficit	(3,314,515)
Net Assets	$401,566,341

Institutional Class:
Net Assets	$401,566,341
Shares Outstanding (unlimited number of shares authorized, no par value)	40,272,999

Net Asset Value, Redemption Price and Offering Price Per Share	$9.97

* Includes loaned securities with market value totaling $1,326,543.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund STATEMENT OF OPERATIONS For the Year Ended March 31, 2019

Investment Income:
Dividend income	$5,564,546
Interest income	6,872,771
Income from securities lending	168,808
Total investment income	12,606,125

Expenses:
Advisory fees (Note 3)	2,202,653
Administration and fund accounting fees (Note 3)	199,625
Service fees	198,635
Transfer agent fees and expenses (Note 3)	63,269
Registration fees	46,330
Custody fees (Note 3)	35,842
Legal fees	33,181
Audit fees	21,802
Shareholder reporting fees	17,716
Compliance fees (Note 3)	13,107
Trustees' fees (Note 3)	11,350
Miscellaneous expenses	10,269
Insurance expenses	4,608
Interest expense	1,126

Total expenses	2,859,513
Less: Expenses waived by the Adviser, net (Note 3)	(7,895)
Net expenses	2,851,618
Net investment income	9,754,507

Realized and Unrealized Gain on Investments
Net realized gain/(loss) on:
Investments	(1,683,724)
Futures contracts	1,513,098
Net change in unrealized appreciation/(depreciation) on:
Investments	7,200,344
Futures contracts	(834,772)
Net realized and unrealized gain on investments	6,194,946

Net increase in Net Assets Resulting from Operations	$15,949,453

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Operations:
Net investment income	$9,754,507	$7,634,782
Net realized loss on investments and futures contracts	(170,626)	(5,938,923)
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	6,365,572	(3,171,824)
Net increase (decrease) in net assets resulting from operations	15,949,453	(1,475,965)

Distributions to shareholders:
Net dividends and distributions to shareholders	(10,032,134)	(8,992,613)
Total distributions to shareholders	(10,032,134)	(8,992,613	) *

Capital Transactions:
Proceeds from shares sold	288,942,156	175,759,621
Reinvestment of distributions	9,136,449	7,780,969
Cost of shares repurchased	(93,925,011)	(122,201,032)
Net increase in net assets from capital transactions	204,153,594	61,339,558
Total Increase in Net Assets	210,070,913	50,870,980

Net Assets:
Beginning of year	191,495,428	140,624,448
End of year	$401,566,341	$191,495,428	**

Capital Share Transactions:
Shares sold	29,318,759	17,411,680
Shares reinvested	928,538	780,417
Shares repurchased	(9,605,546)	(12,288,373)
Net increase in shares outstanding	20,641,751	5,903,724

* Includes net investment income distributions of $7,767,861 and net realized gain distributions of $1,224,752.

** Includes accumulated undistributed net investment income of $527,144.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund FINANCIAL HIGHLIGHTS Institutional Class

For a capital share outstanding throughout each period presented

	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018		For the Period April 11, 2016* through March 31, 2017
Net Asset Value, Beginning of Period	$9.75	$10.24		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.37	0.35		0.22
Net realized and unrealized gain (loss) on investments	0.23	(0.43)		0.24
Total Income (Loss) from Investment Operations	0.60	(0.08)		0.46

LESS DISTRIBUTIONS:
Net investment income	(0.38)	(0.36)		(0.17)
Net realized gain on investments	—	(0.05)		(0.05)
Total Distributions	(0.38)	(0.41)		(0.22)

Net Asset Value, End of Period	$9.97	$9.75		$10.24

Total Return	6.24%	(0.85	%)(4)	4.63	%(2)(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$401,566	$191,495		$140,624
Ratio of expenses to average net assets
Before fees waived by the Adviser	1.10%	1.12%		1.26	%(3)
After fees waived by the Adviser	1.10%	1.10%		1.10	%(3)
Ratio of net investment income to average net assets
Before fees waived by the Adviser	3.76%	3.55%		2.05	%(3)
After fees waived by the Adviser	3.76%	3.57%		2.20	%(3)
Portfolio turnover rate	131%	130%		243	%(2)

*	Inception date.
(1)	Per share amounts have been calculated using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund NOTES TO FINANCIAL STATEMENTS March 31, 2019

Note 1 – Organization

Bramshill Income Performance Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Bramshill Investments, LLC (the “Adviser”) serves as the investment manager to the Fund. The inception date of the Fund was April 11, 2016. The investment objective of the Fund is to maximize total return.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 -	quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Bramshill Income Performance Fund NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

Level 2 -	observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of March 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds	$—	$36,251,675	$—	$36,251,675
U.S. Government Notes	92,063,105	—	—	92,063,105
Common Stocks	10,674,623	—	—	10,674,623
Closed-End Funds	57,330,540	—	—	57,330,540
Exchange Traded Funds	18,665,588	—	—	18,665,588
Preferred Stocks	54,257,053	108,318,831	—	162,575,884
Investments Purchased with Proceeds from Securities Lending	1,376,450	—	—	1,376,450
Total	$234,367,359	$144,570,506	$—	$378,937,865

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$(852,293)	$—	$—	$(852,293)
Total	$(852,293)	$—	$—	$(852,293)

*	Futures Contracts are valued at the unrealized appreciation (depreciation) of the instrument.

See the Schedule of Investments for further detail of investment classifications.

(b) Federal Income Taxes – The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses is recorded by the Fund.

Bramshill Income Performance Fund NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state authorities. As of and during the year ended March 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. Generally, tax authorities can examine tax returns filed for the preceding three years. As of March 31, 2019, the year ended March 31, 2018 and tax period ended March 31, 2017 remain subject to examination. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(d) Restricted securities – Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. As of March 31, 2019, the Fund had restricted securities, all of which were Rule 144A securities, with a market value of $5,804,670 or 1.4% of the Fund’s net assets.

(e) Cash – Concentration in Uninsured Cash – For cash management purposes the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2019, the Fund held $1,831,145 as cash reserves at U.S. Bank, N.A. (“U.S. Bank”) and $1,110,531 as deposits with broker at Wells Fargo Securities, LLC that exceeded the FDIC insurance limit.

(f) Restricted Cash – Deposits with Broker – At March 31, 2019, the Fund had $1,360,531 deposited at Wells Fargo Securities, LLC for collateral on open futures positions as reflected on the Statement of Assets and Liabilities.

(g) Futures contracts – The Fund invests in futures to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury securities. Some over-the-counter derivative instruments may expose the Fund to the credit risk of its counterparty and may be more volatile than those of other instruments. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. During the year ended March 31, 2019, the average notional amount of futures held by the Fund was ($22,878,622).

Bramshill Income Performance Fund NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

Derivative Investment Holdings Categorized by Risk Exposure — The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Fund’s derivative contracts by primary risk exposure as of March 31, 2019:

Statement of Assets and Liabilities Location
Assets
Unrealized Depreciation
Risk Exposure Category	on Futures Contracts (1)
Interest rate	$(852,293)
Total	$(852,293)

(1) Includes the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments.

The following table sets forth the Fund’s unrealized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended March 31, 2019:

Amount of Realized Gain on Derivatives
Risk Exposure Category	Futures Contracts
Interest rate	$1,513,098
Total	$1,513,098

Change in Unrealized Loss on Derivatives
Risk Exposure Category	Futures Contracts
Interest rate	$(834,772)
Total	$(834,772)

The Fund is subject to a Master Netting Arrangement, which governs the terms of certain transactions with its counterparties. The Master Netting Arrangement allows the Fund to close out and net its total exposure to the counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangement also specifies collateral posting arrangements at pre-arranged exposure levels.

Bramshill Income Performance Fund NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2019:

				Gross Amounts not offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Offsetting Derivative Position/ Financial Instruments	Cash Collateral Pledged (Received)(1)	Net Amount
Liabilities:
Futures Contracts (2)

Wells Fargo
Securities, LLC	$(852,293)	$—	$—	$—	$852,293	$—

(1)	Any over-collateralization of total financial instruments or cash is not shown.
(2)	Reflects the cumulative unrealized depreciation of futures contracts as reported in the Fund’s Schedule of Investments.

(h) Other – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Trust-level expenses are allocated across the series of the Trust.

Note 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at annual rate of 0.85%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will waive/reimburse the Fund for expenses in excess of 1.10% of average daily net assets for Institutional Class shares, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities. The Fund incurred $2,202,653 for Advisory fees and waived $20,694 during the year ended March 31, 2019.

Bramshill Income Performance Fund NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

The Adviser is permitted to recapture amounts waived and/or reimbursed to a Fund within three years if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect. The Adviser has recaptured $12,799 of previously waived expenses as economies of scale were realized during the year ended March 31, 2019.

At March 31, 2019, the amounts reimbursed by the Adviser and subject to potential recapture by year were as follows:

Year waived/reimbursed	Amount	Expiration
2017	$102,321	March 31, 2020
2018	49,227	March 31, 2021
2019	20,694	March 31, 2022
	$172,242

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator and fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund’s custodian and provides compliance services to the Funds. Quasar Distributors, LLC (“Quasar” or the “Distributor”), an affiliate of Fund Services, acts as the Fund’s distributor and principal underwriter. For the year ended March 31, 2019, the Fund incurred the following expenses for administration and fund accounting, custody, transfer agent and compliance fees:

Administration and fund accounting	$199,625
Custody	$35,842
Transfer Agency	$63,269
Compliance	$13,107

At March 31, 2019, the Fund had payables due to Fund Services and its affiliates for administration and fund accounting, custody, transfer agent and compliance fees to U.S. Bank in the following amounts:

Administration and fund accounting	$39,989
Custody	$7,646
Transfer Agency	$10,986
Compliance	$2,070

The above payable amounts are included in Accrued other expenses in the Statement of Assets and Liabilities.

Bramshill Income Performance Fund NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

The Independent Trustees were paid $11,350 for their services and reimbursement of travel expenses during the year ended March 31, 2019. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Note 4 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended March 31, 2019, were as follows:

Purchases	$349,187,454
Sales	$237,986,886

Note 5 – Federal Income Tax Information

At March 31, 2019, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, were as follows:

Cost of Investments	$374,299,577
Gross Unrealized Appreciation	7,802,478
Gross Unrealized Depreciation	(4,016,483)
Net Unrealized Appreciation on Investments	$3,785,995

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, market-to-market on open futures contracts, and basis adjustments on investments in limited partnerships.

The tax character of distributions paid during the year ended March 31, 2019 and the year ended March 31, 2018 were as follows:

Distributions Paid From:	Year Ended March 31, 2019	Year Ended March 31, 2018
Ordinary Income	$10,032,134	$8,959,565
Long Term Capital Gain	—	33,048
Total Distributions Paid	$10,032,134	$8,992,613

As of March 31, 2019, the components of accumulated deficit were as follows:

Undistributed Ordinary Income	$249,517
Undistributed Long-term Capital Gains	—
Accumulated Earnings	249,517
Other accumulated gain/(loss)	(7,350,027)
Unrealized Appreciation (Depreciation)	3,785,995
Total Accumulated Earnings (Deficit)	$(3,314,515)

Bramshill Income Performance Fund NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of March 31, 2019, the Fund had no late-year or post-October losses.

At March 31, 2019, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$ 4,095,917	$ 3,254,110	$ 7,350,027

Note 6 – Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 7 – Line of Credit

The Fund has access to a $25 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or to settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. Loan activity for the year ended March 31, 2019, was as follows:

Maximum Available Credit	$25,000,000
Largest Amount Outstanding on an Individual Day	1,981,000
Average Daily Loan Outstanding	1,103,571
Interest Expense – 7 days	1,126
Loan Outstanding as of March 31, 2019	—
Average Interest Rate	5.25%

Bramshill Income Performance Fund NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

Note 8 – Securities Lending

The Fund may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers, and other financial organizations that meet capital and other credit requirements under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of the securities loaned. The Fund has the right under the terms of the lending agreement to recall the securities from the borrower on demand.

The borrower of any securities will pay the Fund any accrued income while the securities are on loan. The cash collateral received is invested in a money market fund which is redeemable on demand as reflected in the Schedule of Investments.

There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result the Fund may lose money.

As of March 31, 2019, the Fund had equity securities on loan with a market value of $1,326,543 and collateral value of $1,376,450 which are presented Gross on the Statement of Assets and Liabilities. The fees and interest income earned through the securities lending program are reflected in the Statement of Operations. See Note 2 for offsetting and collateral information pertaining to derivative agreements that are subject to Master Netting Arrangements.

The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide the Fund, in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty

Note 9 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the year end, the Fund has made the following distributions per share:

Record Date	Payable Date	Distributions
4/29/2019	4/30/2019	$ 0.02466

The Fund has determined that there were no other subsequent events that would need to be disclosed in the Fund’s financial statements.

Bramshill Income Performance Fund NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

Note 10 – New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Bramshill Income Performance Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Bramshill Income Performance Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”), including the schedule of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from April 11, 2016 (commencement of operations) through March 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the two-year period then ended and for the period April 11, 2016 through March 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
May 29, 2019

Bramshill Income Performance Fund ADDITIONAL INFORMATION March 31, 2019 (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-877-BRAMS18 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Tax Information

For the year ended March 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 23.34%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2019 was 23.01%.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Bramshill Income Performance Fund TRUSTEES AND OFFICER INFORMATION

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Insurance Acquisition Corp., Director (February 2019 – present); Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2012)	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014).	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018, Chairman, President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Bramshill Income Performance Fund TRUSTEES AND OFFICER INFORMATION (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 - present); Associate, Legal & Compliance, PIMCO (2012-2018)

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)
Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Bramshill Investments, LLC
411 Hackensack Avenue, 9th Floor
Hackensack, NJ 07601

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Bramshill Income Performance Fund
	FYE 03/31/2019	FYE 03/31/2018
Audit Fees	$17,500	$17,500
Audit-Related Fees	None	None
Tax Fees	$3,100	$3,100
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Bramshill Income Performance Fund
	FYE 03/31/2019	FYE 03/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Bramshill Income Performance Fund
Non-Audit Related Fees	FYE 03/31/2019	FYE 03/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By  /s/ Christopher E. Kashmerick
                  Christopher E. Kashmerick, President

Date  June 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Christopher E. Kashmerick
                  Christopher E. Kashmerick, President

Date  June 6, 2019

By   /s/ Russell B. Simon
                  Russell B. Simon, Treasurer

Date  June 6, 2019